UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2010

_______________________

ATMI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of ATMI, Inc. (the “Company”) was held on May 26, 2010. As of March 30, 2010, the record date for the meeting, 32,732,116 shares of ATMI common stock were outstanding.  A quorum consisting of 30,235,156 shares of common stock were present or represented at the meeting. The stockholders elected both of the Company’s nominees for director, approved the Company’s 2010 Stock Plan, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The following tables represent the votes tabulated for each of these matters.

A.           Election of Directors

	For	Withheld	Broker Non-Votes
Robert S. Hillas	28,359,292	447,018	1,428,846
Cheryl L. Shavers	28,450,706	355,604	1,428,846

B.           Approval of Stock Plan

For	22,353,460
Against	5,253,428
Abstain	1,199,422
Broker Non-Votes	1,428,846

C.           Ratification of Ernst & Young LLP

For	29,472,749
Against	762,117
Abstain	290

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc.
(Registrant)

May 26, 2010	/s/ TIMOTHY C. CARLSON
(Date)	Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer